UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	9/30/11

Item 1: Schedule of Investments

Aberdeen Israel Fund, Inc.
Portfolio of Investments
September 30, 2011 (unaudited)

No. of Shares	Description	Value

EQUITY SECURITIES-96.4%
ISRAEL-96.2%

AEROSPACE & DEFENSE-1.9%
32,000	Elbit Systems Limited(a)	$1,255,153

CHEMICALS-15.5%
301,000	Frutarom Industries Limited(a)	2,606,044
526,500	Israel Chemicals Limited(a)	6,039,872
2,705	The Israel Corp. Limited(a)	1,744,783
		10,390,699

COMMERCIAL BANKS-18.7%
525,000	Bank Hapoalim Limited(a)	1,825,932
1,057,000	Bank Leumi Le-Israel(a)	3,262,005
146,934	First International Bank of Israel Limited(a)(b)	1,478,989
718,900	Mizrahi Tefahot Bank Limited(a)	5,948,580
		12,515,506

COMMUNICATIONS EQUIPMENT-1.5%
82,000	Ituran Location & Control Limited(a)	971,586

DIVERSIFIED TELECOMMUNICATION SERVICES-7.3%
2,591,000	Bezeq Israeli Telecommunication Corp. Limited(a)	4,883,600

FOOD & STAPLES RETAILING-4.2%
703,143	Shufersal Limited(a)	2,807,658

FOOD PRODUCTS-3.1%
147,000	Osem Investments Limited(a)	2,089,269

PAPER & FOREST PRODUCTS-0.9%
15,637	Hadera Paper Limited(a)(b)	624,999

PHARMACEUTICALS-17.3%
68,000	Perrigo Co.(a)	6,276,749
143,820	Teva Pharmaceutical Industries Limited, ADR	5,352,980
		11,629,729

REAL ESTATE MANAGEMENT & DEVELOPMENT-3.2%
93,000	Azrieli Group(a)	2,168,524

SOFTWARE-16.5%
169,853	Check Point Software Technologies Limited(b)	8,961,444
32,000	NICE Systems Limited, ADR(b)	971,200
83,000	Retalix Limited(a)(b)	1,115,580
		11,048,224

SPECIALTY RETAIL-3.0%
525,500	Golf & Co., Limited(a)	2,018,655

VENTURE CAPITAL-3.1%
1,250,001(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)(e)	85,300
1,674,588(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)	443,558
2,000,000(c)	Concord Ventures Fund II, L.P.(a)(b)(d)(e)	71,548
250,440(c)	Delta Fund I, L.P.(a)(b)(d)(e)	151,831
1,250,000(c)	Giza GE Venture Fund III, L.P.(a)(b)(d)(e)	236,925
1,000,000(c)	K.T. Concord Venture Fund, L.P.(a)(b)(d)(e)	44,502
708,684(c)	Neurone Ventures II, L.P.(a)(b)(d)(e)(f)	116,297
1,000,000(c)	Pitango Fund II, LLC(a)(b)(d)(e)	84,433
2,001,470(c)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(a)(b)(d)(e)	416,106
1,375,001(c)	Walden-Israel Ventures III, L.P.(a)(b)(d)(e)	402,779
		2,053,279
	Total Israel (cost $57,683,263)	64,456,881

GLOBAL-0.2%

VENTURE CAPITAL-0.2%

2,237,292(c)	Emerging Markets Ventures l, L.P. (cost $837,931)(a)(b)(d)(e)(f)	153,456

	Total Equity Securities (cost $58,521,194)	64,610,337
Principal Amount (000's)
SHORT-TERM INVESTMENT-0.5%
GRAND CAYMAN-0.5%
$351	HSBC Bank USA, overnight deposit, 0.03%, 10/03/11 (cost $351,000)	351,000

	Total Investments-96.9% (cost $58,872,194)	64,961,337

	Cash and Other Assets in Excess of Liabilities-3.1%	2,075,872

	Net Assets-100.0%	$ 67,037,209

(a)
Security was fair valued as of September 30, 2011. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the "Board") under procedures established by the Board.

(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)	Restricted security, not readily marketable.
(e)	Illiquid Security.
(f)	As of September 30, 2011, the aggregate amount of open commitments for the Fund is $940,620.

ADR	American Depositary Receipts.

Security Valuation - Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board of Directors (the “Board”) is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Management has concluded there is no significant effect on the value of the portfolio due to change in methodology. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

The Fund values restricted securities at fair value. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund also invests in venture capital private placement securities, which are classified as Level 3 investments. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the period ended September 30, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. For international equity securities traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used (as described above). This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts, and certain indices, and these securities are categorized as Level 2.

Restricted Securities - Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 09/30/11	Percent of Net Assets	Distributions Received	Open Commitments
ABS GE Capital Giza Fund, L.P.	02/03/98 - 02/13/02	$985,303	$85,300	0.13	$1,660,765	$–
BPA Israel Ventures, LLC	10/05/00 - 12/09/05	1,160,529	443,558	0.66	97,293	625,412
Concord Ventures Fund II, L.P.	09/29/00 - 12/15/06	1,183,141	71,548	0.11	465,568	–
Delta Fund I, L.P.	11/15/00 - 03/28/07	153,322	151,831	0.23	105,209	–
Emerging Markets Ventures l, L.P.	01/22/98 - 01/10/06	837,931	153,456	0.23	2,498,364	262,708
Giza GE Venture Fund III, L.P.	01/31/00 - 11/23/06	834,089	236,925	0.35	329,171	–
K.T. Concord Venture Fund, L.P.	12/08/97 - 09/29/00	595,042	44,502	0.07	660,194	–
Neurone Ventures II, L.P.	11/24/00 - 12/21/10	165,528	116,297	0.17	401,834	52,500
Pitango Fund II, LLC	10/31/96 - 08/01/01	371,350	84,433	0.12	1,215,237	–
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 - 08/08/08	1,500,361	416,106	0.62	460,338	–
Walden-Israel Ventures III, L.P.	02/23/01 - 10/20/10	845,933	402,779	0.60	1,141,882	–
Total		$8,632,529	$2,206,735	3.29	$9,035,855	$940,620

The Fund may incur certain costs in connection with the disposition of the above securities.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 09/30/2011
Aerospace & Defense	$ –	$ 1,255,153	$ –	$ 1,255,153
Chemicals	–	10,390,699	–	10,390,699
Commercial Banks	–	12,515,506	–	12,515,506
Communications Equipment	–	971,586	–	971,586
Diversified Telecommunication Services	–	4,883,600	–	4,883,600
Food & Staples Retailing	–	2,807,658	–	2,807,658
Food Products	–	2,089,269	–	2,089,269
Paper & Forest Products	–	624,999	–	624,999
Pharmaceuticals	5,352,980	6,276,749	–	11,629,729
Real Estate Management & Development	–	2,168,524	–	2,168,524
Software	9,932,644	1,115,580	–	11,048,224
Specialty Retail	–	2,018,655	–	2,018,655
Venture Capital	–	–	2,206,735	2,206,735
Short Term Investments	–	351,000	–	351,000
Total	$ 15,285,624	$ 47,468,978	$ 2,206,735	$ 64,961,337

* For the period ending September 30, 2011, there have been no changes to the fair value methodologies. For the period ended September 30, 2011, there were no transfers in or out of Level 1, Level 2 and Level 3 fair value measurements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2010	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 09/30/2011
Venture Capital	$2,982,112	$-	$-	$(551,249)	$-	$(224,128)	$-	$-	$2,206,735
Total	$2,982,112	$-	$-	$(551,249)	$-	$(224,128)	$-	$-	$2,206,735

The change in unrealized appreciation/depreciation relating to investments still held at September 30, 2011 is $(551,249).

Short-Term Investment - The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., (“BBH & Co.”) the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Federal Income Tax Cost - At September 30, 2011, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $58,872,194, $17,552,511, $(11,463,368) and $6,089,143, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

Subsequent Events- Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of September 30, 2011.

Item 2: Controls and Procedures

 (a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures   having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

 (b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3: Exhibits

1. The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Israel Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard, President of Aberdeen Israel Fund, Inc.

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Israel Fund, Inc. Date: November 29, 2011

By:	/s/ Andrea Melia
Andrea Melia
Treasurer of Aberdeen Israel Fund, Inc. Date: November 29, 2011